GE INSTITUTIONAL FUNDS

Supplement Dated May 17, 2005

To Statement of Additional Information Dated January 29, 2005

The section entitled “Proxy Voting Policies and Procedures - Summary of SSgA’s Proxy Voting Policies and Procedures” beginning on page 69 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

The Board has adopted the proxy voting policies and procedures of SSgA, its sub-adviser, on behalf of the S&P 500 Index Fund and, subject to GEAM’s and the Board’s continuing oversight, delegates the responsibility for voting proxies to SSgA. SSgA’s proxy policy will be presented to the Board at least annually and SSgA will notify GEAM and the Board of any material changes to SSgA’s proxy policy at the next regular Board meeting after the material change occurs.

SSgA has undertaken to vote proxies with respect to the S&P 500 Index Fund’s underlying securities holdings and retains the final authority and responsibility for such voting. SSgA, at the direction of the SSgA Investment Committee, retains an outside consulting firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process and to act as voting agent. SSgA currently uses the services of ISS for this purpose. SSgA has instructed the voting agent to follow the voting guidelines as set by SSgA’s Investment Committee. If areas of concern are discovered, or the guidelines do not specifically address a proxy issue, the issues are examined in detail by SSgA’s Investment Committee and voted as determined to be in the best interest of the S&P 500 Index Fund.

SSgA generally supports management on routine corporate governance matters, such as elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issues) number of other boards, approval of auditors, directors’ and auditors’ compensation, directors’ liability and indemnification, discharge of board members and auditors, financial statements and allocation of income, dividend payouts that are greater than or equal to country and industry standards, authorization of share repurchase programs, general updating of or corrective amendments to charter, change in corporation name, and elimination of cumulative voting.

SSgA generally votes in support of management on the following items, which have potentially substantial financial or best-interest impact: capitalization changes which eliminate other classes of stock and voting rights, changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies, elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares elimination of “poison pill” rights, stock purchase plans with an exercise price of not less that 85% of fair market value, stock option plans which are incentive based and not excessive other stock-based plans which are appropriately structured, reductions in super-majority vote requirements, and the adoption of anti-”greenmail” provisions.

SSgA generally votes against management on matters such as capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholders, changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders, anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers, amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions, elimination of shareholders’ right to call special meetings, establishment of classified boards of directors, reincorporation in a state which has more stringent anti-takeover and related provisions, shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding, excessive compensation, change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered, adjournment of meeting to solicit additional votes, “other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy, and proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

SSgA evaluates mergers and acquisitions on a case-by-case basis in order to seek the best value for the S&P 500 Index Fund, but generally votes against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets and offers when there are prospects for an enhanced bid or other bidders, but generally votes in favor of offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds and for proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value.

SSgA generally supports shareholders on issues such as requiring that auditors attend annual shareholder meetings, establishing the annual election of directors unless the board is composed by a majority of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues, requiring a majority of independent directors on the board and on certain committees, mandating that changes to the bylaws have shareholder approval, proposals requiring the disclosure of executive retirement benefits in the absence of an independent compensation committee, the disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities, the establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function; mandates that audit, compensation and nominating committee members should all be independent directors, and mandates giving the audit committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee.

SSgA generally votes against shareholders on issues such as limits to tenure of directors, requirements that candidates for directorships own large amounts of stock before being eligible to be elected, restoration of cumulative voting in the election of directors, requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature, restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact, proposals which require inappropriate endorsements or corporate actions, requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model, and proposals asking companies to adopt full tenure holding periods for their executives, proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee.

From time to time, SSgA will review a proxy which presents a potential material conflict. As a fiduciary to its clients, SSgA takes these potential conflicts very seriously. While SSgA’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by SSgA’s potential conflict, there are a number of courses SSgA may take. The final decision as to which course to follow shall be made by SsgA’s Investment Committee.

When the matter falls clearly within one of the proposals enumerated in SSgA’s Policy, casting a vote which simply follows SSgA’s pre-determined policy would eliminate SSgA’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that SSgA believes more active involvement is necessary, the Chairman of SsgA’s Investment Committee shall present the proxy to SsgA’s Investment Committee, who will follow one of two courses of action. First, SSgA may employ the services of a third party, wholly independent of SSgA, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations SSgA’s Investment Committee may determine that the employment of a third party is impractical, unnecessary or not feasible. In such situations, SSgA’s Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of SSgA’s clients, shall be formalized in writing as a part of the minutes to SSgA’s Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of SSgA’s Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients’, and not SSgA’s, best interests.